Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Borrowings
Amounts due within one year	$ 108,985	$ 305,975
Less: unamortized deferred loan/bond issuance costs	(1,068)	(10,998)
Borrowings, current portion	107,917	294,977
Amounts due after one year	2,997,216	3,047,916
Less: unamortized discount	(1,678)	(2,100)
Less: unamortized deferred loan/bond issuance costs	(50,551)	(41,049)
Borrowings, non-current portion	2,944,987	3,004,767
Total	$ 3,052,904	$ 3,299,744